Delaware
Investments(SM)
-----------------------------------
A member of Lincoln Financial Group



               [Value Artwork]

     VALUE     Semiannual Report
               2002



               DELAWARE
               REIT Fund

[LOGO] POWERED BY RESEARCH (SM)

A Commitment
       to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table
   of Contents

Letter to Shareholders                               1
Portfolio Management Review                          2
At Delaware                                          4
Performance Summary                                  5
Financial Statements:
   Statement of Net Assets                           6
   Statement of Operations                           8
   Statements of Changes in Net Assets               9
   Financial Highlights                             10
   Notes to Financial Statements                    15

                                                              Delaware REIT Fund
Letter                                                        May 14, 2002
    to Shareholders


Recap of events

During the six months ended April 30, 2002, the economy showed signs of perking up after a brief and mild recession that appeared to end in November. Ironically, that was the month in which the National Bureau of Economic Research officially declared that a recession had begun last March.

In the first quarter of 2002, the U.S. economy grew by +5.6% annualized rate as measured by Gross Domestic Product (GDP). However, unemployment rates continued to rise and corporations struggled to resume steady and strong sales and earnings growth.

While investors took a wait-and-see attitude about corporate profits with regard to stocks, Delaware Real Estate Investment Trust (REIT) Fund performance continued to prosper, continuing a run of strong performance that now dates back several years. During the semiannual period ended April 30, 2002, Delaware REIT Fund gained +17.78% (Class A shares at net asset value with distributions reinvested), a return practically in line with the +17.99 gain of the NAREIT Equity REIT Index and trailing the +18.30% gain of the Lipper REIT Funds Average for the same period.

Market Outlook

While performance among REITs has been impressive in recent years, we see no reason to believe that commercial real estate markets cannot sustain their growth. While investors would do well not to expect strong double-digit gains from REITs every six months -- as seen recently -- we believe the long-term outlook for the asset class continues to be quite bright.

The "securitization" of commercial real estate has facilitated both fiscal discipline and a level of transparency not seen during prior eras of commercial real estate market growth. The inclusion of the REIT industry in the U.S. capital markets has also led to a better balance of supply and demand -- a general trend that we find to be encouraging for the long term.

We are proud of the mid- and long-term performance found in Delaware REIT Fund. We believe the Fund offers investors an attractive way to participate in an asset class that can provide growth opportunities and ever-important diversification. Your Fund's managers take a classic "value" approach to the REIT market, searching for consistency of cash flows and dividend growth among the Fund's investments. They also take care to avoid many of the less moderate investment opportunities in the market, and regularly monitor the Fund's overall level of risk. This conservative approach results in an investment portfolio of high-quality real estate assets that is capable of offering low volatility versus many of its peers.

For help in determining the role that REITs should play in your portfolio, we encourage you to contact your investment advisor. Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


Total Return
For the period ended April 30, 2002                              Six Months
Delaware REIT Fund -- Class A Shares                               +17.78%
NAREIT Equity REIT Index                                           +17.99%
Lipper REIT Funds Average (161 funds)                              +18.30%

--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invests in many types of U.S. property. The Lipper REIT Funds Average represents the average return of REIT mutual funds with similar investment objectives tracked by Lipper (Source:
Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                                     Delaware REIT Fund
       Management Review                                      May 14, 2002


Fund Managers
Damon J. Andres
Portfolio Manager

Thomas J. Trotman
Portfolio Manager

The Fund's Results

For the six months ended April 30, 2002, Delaware REIT Fund posted a +17.78% total return (Class A shares at net asset value with distributions reinvested), slightly underperforming the NAREIT Equity REIT Index, which returned +17.99% during the period. Despite the weak economic environment, REITs have continued to enjoy increased growth and popularity, as investors recognize their attractive, long-term diversification benefits. In response, real estate fundamentals have remained positive, generating above-average performance.

Commercial real estate has been in a bull market since 1999. Compared to a struggling stock market, the hard assets available through real estate investments continued to present an attractive alternative to many investors. The recent recession did not affect the commercial real estate market nearly as strongly as it did other sectors of the U.S. economy.

Regardless of the environment, our investment process continues to emphasize a value-oriented approach that we think offers a lower level of risk than many of our peer funds.

Our highly disciplined strategy allows us to focus on quality domestic real estate, including intermediate and longer-term issues such as strip centers, mall companies, and office REITs. We rank REITs based on specific valuation measures, seek to avoid extreme valuations (including those that appear to be overvalued or too cheap), and do not make bets on individual sectors of the real estate market.

We employ a quantitative screening model that eliminates approximately 40% of the REIT universe based upon valuations. We then follow-up with pure fundamental analysis, focusing on attractively valued, high-quality companies with the potential for quality cash flow generation.

Portfolio Highlights

One of the Fund's largest overweights versus our benchmark index during the past 18 months has been office and industrial REITs. This REIT sector is largely tied to the climate for U.S. businesses, and recently endured intense pressure as a result of decreased demand for office space. Our ability to apply extensive research enabled us to identify, in our opinion, strong players while avoiding potential problems. We believe the long-term fundamentals for this sector remain intact and are confident that it is well positioned to benefit from economic recovery.

During the period, the Fund also benefited from strength in the retail sector, as our focus on consistent, high-quality investments has led us to some strong-performing REITs. After undergoing negative market sentiment last year, retail has emerged as one of the leading REIT sectors, due largely to continued strength in consumer spending. Extensive research has been instrumental in helping us identify select opportunities with attractive fundamentals. Examples include our holdings in outlet center REIT Chelsea Property Group and regional mall issues CBL & Associates Properties and General Growth Properties, each of which generated very attractive performance for the Fund.

While the lodging sector was negatively impacted by September 11, it has benefited from renewed demand, limited supply, and a decline in new hotel construction over the past six months. Due to the inherent volatility within this sector, we remain cautious and continue to employ a high degree of risk management. Our research team includes a dedicated hotel analyst with more than 10 years of industry experience. Because of attractive valuations and continued confidence in the sector's fundamentals, we increased our position to one that was slightly overweight versus the benchmark during the period.

Going forward, extensive proprietary research will remain an integral part of our investment process. We draw on the expertise of more than 30 sector-specific analysts who provide in-depth coverage of the hotel, specialty retail, and industrial areas. We think that our resources benefit the Fund in a variety of ways, most notably by providing us the ability to stay abreast of industry changes.

For example, prior to September 11, we held a market-weight position in the lodging sector. The investment team's efficient decision-making enabled us to move out of this sector the following day. We believe that our ability to evaluate investment opportunities, and quickly assess the potential impact of economic and political situations, has helped the Fund on a relative basis.

During the period, we had minimal exposure to the apartment sector, one of the worst performing sectors of the REIT market. Our substantially underweighted position relative to the index benefited the portfolio considerably. According to our valuation screening model 18 months ago, these companies had the highest multiples in the REIT universe and thus very little upside in our opinion. Despite overall concerns for the sector, Camden Property Trust proved to be an exception, generating strong performance for the Fund. We credit this success again to research that enabled us to uncover attractive valuations overlooked by the rest of the market.

Finally, the Fund's performance was negatively impacted by our exposure to the manufactured home sector. Continued deterioration in fundamentals has prompted us to maintain a market underweight for the foreseeable future.


Sector Allocation
As of April 30, 2002

Office                            17.31%
Mall                              14.32%
Multifamily                       12.28%
Retail Strip Centers              12.06%
Office/Industrial                  9.38%
Real Estate Operating Companies    8.20%
Industrial                         6.67%
Manufactured Housing               4.29%
Hotels                             4.21%
Diversified                        4.18%


Outlook

While there is potential for a slight pullback in REITs based simply on recent market performance, security valuations are generally not overstretched.

We believe that our markets currently remain very attractive over the next several years, for multiple reasons. First, due to the contractual nature of real estate, REITs provide consistent cash flow regardless of the economic climate. Secondly, REITs have historically generated attractive yields and strong returns over the long-term. With the economy strengthening, the normal lagging effect on real estate should be reflected in positive earnings later this year. Finally, as an asset class, real estate securities offer investors a high level of diversification -- an attribute that we believe is currently being recognized by many individual investors, and will help support the long-term fundamentals of the REIT market.

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o    Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o    U.S. growth equity

o    U.S. value equity

o    U.S. fixed income

o    International and global

o    U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE

Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise

Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability

The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection

We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage

Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?

You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

                                                            [Graphic omitted]
                                                              edelivery logo

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
       REIT Fund

Fund Basics
As of April 30, 2002

--------------------------------------------------------------------------------

Fund Objectives:

The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

--------------------------------------------------------------------------------

Total Fund Net Assets:

$218.84 million

--------------------------------------------------------------------------------

Number of Holdings:

36

--------------------------------------------------------------------------------

Fund Start Date:

December 6, 1995

--------------------------------------------------------------------------------

Your Fund Managers:

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also a CFA charterholder.

Thomas J. Trotman holds a bachelor's degree in accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

--------------------------------------------------------------------------------

Nasdaq Symbols:
Class A DPREX
Class B DPRBX
Class C DPRCX

Fund Performance
Average Annual Total Returns
Through April 30, 2002                     Lifetime     Five Years     One Year
--------------------------------------------------------------------------------
Class A* (Est. 12/6/95)
Excluding Sales Charge                      +16.07%      +11.66%        +19.68%
Including Sales Charge                      +15.00%      +10.35%        +12.81%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
Excluding Sales Charge                       +7.18%                     +18.85%
Including Sales Charge                       +6.84%                     +13.85%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
Excluding Sales Charge                       +7.18%                     +18.85%
Including Sales Charge                       +7.18%                     +17.85%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, Institutional Class, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 12/6/95) five-year, and one-year periods ended April 30, 2002 for Delaware REIT Fund's Institutional Class shares were +8.23%, +11.80%, +20.05%. The Real Estate Investment Trust Portfolio Class share returns for the lifetime (since 12/6/95), five-year, and one-year periods ended April 30, 2002 were +16.28%, +11.92%, and +20.05%, respectively. The Institutional Class shares and the Real Estate Investment Trust Portfolio Class shares were originally available on November 11, 1997 and November 4, 1997, respectively, and are available without sales or asset based distribution charges only to certain eligible institutional accounts. Performance prior to these dates is based on the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

*Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of up to 0.30% was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

An expense limitation was in effect for all classes of Delaware REIT Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Funds that concentrate investments in one industry, like Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Nasdaq Institutional Class symbol: DPRSX

Nasdaq Portfolio Class symbol: DPRIX

Statement                                                 Delaware REIT Fund
       of Net Assets                                 April 30, 2002 (Unaudited)


                                                         Number of     Market
                                                          Shares       Value

Common Stock - 92.90%
Diversified REITs - 4.18%
     Vornado Realty Trust                                 207,500    $ 9,150,750
                                                                     -----------
                                                                       9,150,750
                                                                     -----------
Hotel REITs - 4.21%
    +Host Marriott                                        135,000      1,607,850
     LaSalle Hotel Properties                             204,000      3,264,000
     MeriStar Hospitality                                 246,700      4,329,585
                                                                     -----------
                                                                       9,201,435
                                                                     -----------
Industrial REITs - 6.67%
     AMB Property                                         264,300      7,410,972
     ProLogis Trust                                       324,100      7,195,020
                                                                     -----------
                                                                      14,605,992
                                                                     -----------
Mall REITs - 14.32%
     CBL & Associates Properties                          109,500      4,007,700
     General Growth Properties                            230,400     10,536,192
     Rouse                                                278,400      9,009,024
     Simon Property Group                                 230,700      7,786,125
                                                                     -----------
                                                                      31,339,041
                                                                     -----------
Manufactured Housing REITs - 4.29%
     Chateau Communities                                  190,248      5,821,589
     Sun Communities                                       87,700      3,560,620
                                                                     -----------
                                                                       9,382,209
                                                                     -----------
Multifamily REITs - 12.28%
     Apartment Investment &
        Management Class A                                155,900      7,654,690
     AvalonBay Communities                                 94,294      4,494,995
     Camden Property Trust                                188,100      7,486,380
     Equity Residential Properties Trust                  182,600      5,149,320
     Essex Property Trust                                  40,300      2,095,600
                                                                     -----------
                                                                      26,880,985
                                                                     -----------
Office REITs - 17.31%
     Alexandria Real Estate Equities                       90,900      4,154,130
     CarrAmerica Realty                                   211,500      6,793,380
     Equity Office Properties Trust                       477,174     13,661,491
     Prentiss Properties Trust                            238,300      7,327,725
     SL Green Realty                                      169,100      5,935,410
                                                                     -----------
                                                                      37,872,136
                                                                     -----------
Office/Industrial REITs - 9.38%
     Duke Realty                                          244,700      6,435,610
     Kilroy Realty                                         29,600        833,240
     Liberty Property Trust                               170,100      5,434,695
     Reckson Associates Realty                            321,000      7,832,400
                                                                     -----------
                                                                      20,535,945
                                                                     -----------
Real Estate Operating Companies - 8.20%
    +Catellus Development                                 239,100      4,877,640
    +Manor Care                                           143,700      3,684,468
     Starwood Hotels & Resorts Worldwide                   99,900      3,776,220
     Trizec Hahn                                          360,900      5,597,559
                                                                     -----------
                                                                      17,935,887
                                                                     -----------

                                                         Number of     Market
                                                          Shares       Value
Common Stock (continued)
Retail Strip Centers REITs - 12.06%
     Chelsea Property Group                               103,200     $6,238,440
     Developers  Diversified Realty                       180,100      3,980,210
    +Heritage Property Investment                          70,300      1,732,895
     Kimco Realty                                          46,300      1,486,230
     Pan Pacific Retail Properties                        313,600      9,937,984
     Ramco-Gershenson Properties                          164,300      3,014,905
                                                                     -----------
                                                                      26,390,664
                                                                     -----------
Total Common Stock
     (cost $179,998,511)                                             203,295,044
                                                                     ===========

                                                         Principal
                                                          Amount
Repurchase Agreements - 5.97%
     With BNP Paribas 1.87% 5/1/02
        (dated 4/30/02, collateralized by
        $213,000 U.S. Treasury Notes
        10.75% due 5/15/03, market value
        $241,554 and $1,110,000 U.S. Treasury
        Notes 11.125% due 8/15/03, market value
        $1,254,168 and $1,013,000 U.S. Treasury
        Notes 11.875% due 11/15/03, market
        value $1,205,205 and $1,013,000
        U.S. Treasury Notes 12.375% due 5/15/04,
        market value $1,251,705 and $1,130,000
        U.S. Treasury Notes 6.50% due 10/15/06,
        market value $1,227,244)                       $5,067,000      5,067,000
     With J. P. Morgan Chase 1.80% 5/1/02
        (dated 4/30/02, collateralized by
        $2,858,000 U.S. Treasury Notes
        5.75% due 11/30/02, market value
        $2,988,458)                                     2,928,000      2,928,000
     With UBS Warburg 1.87% 5/1/02
        (dated 4/30/02, collateralized by
        $1,218,000 U.S. Treasury Notes
        5.375% due 6/30/03, market value
        $1,280,214 and $1,604,000 U.S. Treasury
        Notes 12.375% due 5/15/04, market value
        $1,980,749 and $1,743,000 U.S. Treasury
        Notes 7.25% due 8/15/04, market value
        $1,912,635)                                     5,067,000      5,067,000
                                                                     -----------
Total Repurchase Agreements
     (cost $ 13,062,000)                                              13,062,000
                                                                     ===========

Statement                                                     Delaware REIT Fund
       of Net Assets (continued)


Total Market Value of Securities - 98.87%
   (cost $ 193,060,511)                                             $216,357,044
Receivables and Other Assets
   Net of Liabilities - 1.13%                                          2,482,088
                                                                    ------------
Net Assets Applicable to 13,712,427
   Shares Outstanding - 100.00%                                     $218,839,132
                                                                    ============

   Net Asset Value - Delaware REIT Fund
     Class A ($110,943,261 / 6,951,714 Shares)                            $15.96
                                                                          ------
   Net Asset Value - Delaware REIT Fund
     Class B ($46,803,304 / 2,933,292 Shares)                             $15.96
                                                                          ------
   Net Asset Value - Delaware REIT Fund
     Class C ($28,851,607 / 1,808,027 Shares)                             $15.96
                                                                          ------
   Net Asset Value - Delaware REIT Fund
     Institutional Class
     ($4,046,954 / 253,418 Shares)                                        $15.97
                                                                          ------
   Net Asset Value - Delaware REIT Fund
     The Real Estate Investment Trust
     Portfolio Class
     ($28,194,006 / 1,765,976 Shares)                                     $15.97
                                                                          ------

Components of Net Assets at April 30, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                              $188,417,465
Undistributed net investment loss                                      (823,165)
Accumulated net realized gain on investments                          7,948,299
Net unrealized appreciation of investments                           23,296,533
                                                                   ------------
Total net assets                                                   $218,839,132
                                                                   ============

+Non-income producing security for the period ended April 30, 2002.

Summary of Abbreviations:
REIT - Real Estate Investment Trust

Net Asset Value and Offering Price per Share -
   Delaware REIT Fund
Net asset value Class A (A)                                              $15.96
Sales charge (5.75% of offering price, or
   6.08% of amount invested per share) (B)                                 0.97
                                                                         ------
Offering price                                                           $16.93
                                                                         ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                            Delaware REIT Fund
       of Operations                 Six Months Ended April 30, 2002 (Unaudited)


Investment Income:
   Dividends                                     $3,070,555
   Interest                                          98,830         $ 3,169,385
                                                 ----------         -----------
Expenses:
   Management fees                                  651,222
   Distribution expenses - Class A                  103,041
   Distribution expenses - Class B                  184,725
   Distribution expenses - Class C                  106,190
   Dividend disbursing and transfer agent
    fees and expenses                               177,221
   Accounting and administration expenses            36,108
   Registration fees                                 19,757
   Reports and statements to shareholders            15,520
   Professional fees                                 13,364
   Trustees' fees                                     2,480
   Custodian fees                                     2,112
   Taxes (other than taxes on income)                   818
   Other                                             19,326           1,331,884
                                                 ----------
   Less expenses absorbed or waived                                      (1,884)
   Less expenses paid indirectly                                         (4,542)
                                                                    -----------
   Total expenses                                                     1,325,458
                                                                    -----------
Net Investment Income                                                 1,843,927
                                                                    -----------

Net Realized and Unrealized Gain on
 Investments:
   Net realized gain on investments                                   9,321,997
   Net change in unrealized
    appreciation/depreciation of investments                         16,398,289
                                                                    -----------
Net Realized and Unrealized Gain on Investments                      25,720,286
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $27,564,213
                                                                    ===========

See accompanying notes

Statements                                                    Delaware REIT Fund
       of Changes in Net Assets

                                                  Six Months            Year
                                                    Ended               Ended
                                                   4/30/02             10/31/01
                                                 (Unaudited)

Increase (Decrease) in Net Assets
 from Operations:
   Net investment income                        $  1,843,927       $  4,514,152
   Net realized gain on investments                9,321,997          4,200,624
   Net change in unrealized
    appreciation/depreciation of
    investments                                   16,398,289           (624,501)
                                                ------------       ------------
   Net increase in net assets
    resulting from operations                     27,564,213          8,090,275
                                                ------------       ------------

Dividends and Distributions to
 shareholders from:
   Net investment income:
     Class A                                      (1,863,832)        (1,896,050)
     Class B                                        (690,019)          (646,941)
     Class C                                        (393,129)          (373,829)
     Institutional Class                             (52,175)           (80,440)
     The Real Estate Investment
      Trust Portfolio Class                         (728,193)        (1,181,640)

   Net realized gain on investments:
     Class A                                      (2,020,767)                --
     Class B                                        (948,840)                --
     Class C                                        (525,264)                --
     Institutional Class                             (53,867)                --
     The Real Estate Investment
      Trust Portfolio Class                         (858,983)                --
                                                ------------       ------------
                                                  (8,135,069)        (4,178,900)
                                                ------------       ------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                      45,135,259         36,660,190
     Class B                                      14,375,382         21,280,630
     Class C                                      11,992,940         12,401,738
     Institutional Class                           2,425,191          1,521,334
     The Real Estate Investment
      Trust Portfolio Class                               --                 --

   Net asset value of shares issued upon
    reinvestment of dividends and
    distributions:
     Class A                                       3,283,958          1,523,647
     Class B                                       1,367,763            522,901
     Class C                                         797,009            298,826
     Institutional Class                             106,042             80,440
     The Real Estate Investment Trust
      Portfolio Class                              1,087,164            810,856
                                                ------------       ------------
                                                  80,570,708         75,100,562
                                                ------------       ------------
   Cost of shares repurchased:
     Class A                                      (9,770,954)       (17,310,476)
     Class B                                      (2,569,204)        (9,288,831)
     Class C                                      (2,705,695)        (5,128,726)
     Institutional Class                            (555,620)        (1,902,121)
     The Real Estate Investment Trust
      Portfolio Class                             (5,000,000)                --
                                                ------------       ------------
                                                 (20,601,473)       (33,630,154)
                                                ------------       ------------
Increase in net assets derived from
 capital share transactions                       59,969,235         41,470,408
                                                ------------       ------------
Net Increase in Net Assets                        79,398,379         45,381,783

Net Assets:
   Beginning of period                           139,440,753         94,058,970
                                                ------------       ------------
   End of period                                $218,839,132       $139,440,753
                                                ============       ============
See accompanying notes
                                        9

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                    Delaware REIT Fund Class A
                                                             -----------------------------------------------------------------------
                                                              Six Months                             Year
                                                                Ended                               Ended
                                                              4/30/02(1)    10/31/01    10/31/00    10/31/99   10/31/98(2) 10/31/97
                                                             (Unaudited)

Net asset value, beginning of period                             $14.270     $13.460     $11.300     $12.980     $16.260    $12.490

Income (loss) from investment operations:
Net investment income(3)                                           0.167       0.594       0.565       0.514       1.118      0.616
Net realized and unrealized gain (loss) on investments             2.299       0.776       2.165      (0.809)     (2.713)     4.664
                                                                --------    --------     -------     -------     -------    -------
Total from investment operations                                   2.466       1.370       2.730      (0.295)     (1.595)     5.280
                                                                --------    --------     -------     -------     -------    -------

Less dividends and distributions from:
Net investment income                                             (0.353)     (0.560)     (0.570)     (0.710)     (0.865)    (0.720)
Net realized gain on investments                                  (0.423)         --          --      (0.675)     (0.820)    (0.790)
                                                                --------    --------     -------     -------     -------    -------
Total dividends and distributions                                 (0.776)     (0.560)     (0.570)     (1.385)     (1.685)    (1.510)
                                                                --------    --------     -------     -------     -------    -------

Net asset value, end of period                                   $15.960     $14.270     $13.460     $11.300     $12.980    $16.260
                                                                ========    ========     =======     =======     =======    =======

Total return(4)                                                   17.78%      10.27%      24.87%      (2.69%)    (10.98%)    46.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $110,943     $62,869     $40,412     $23,975     $13,340    $60,089
Ratio of expenses to average net assets                            1.34%       1.29%       1.20%       1.20%       1.11%      0.82%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly              1.34%       1.35%       1.40%       1.43%       1.27%      0.99%
Ratio of net investment income to average net assets               2.33%       4.14%       4.52%       4.18%       4.31%      4.25%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        2.33%       4.08%       4.32%       3.95%       4.15%      4.08%
Portfolio turnover                                                   80%         61%         31%         48%         51%        58%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund Class A and became subject to a 0.25% 12b-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund Class B, Delaware REIT Fund Class C, Delaware REIT Fund Institutional Class and Delaware REIT Fund The Real Estate Investment Trust Portfolio Class), were created. Delaware REIT Fund Class A shares representing $54.9 million and $1.8 million were exchanged by shareholders for The Real Estate Investment Trust Portfolio Class and Institutional Class shares, respectively.

(3) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                          Delaware REIT Fund Class B
                                                                         -----------------------------------------------------------
                                                                          Six Months                 Year               Period from
                                                                            Ended                   Ended               11/11/97(2)
                                                                          4/30/02(1)   10/31/01    10/31/00   10/31/99  to 10/31/98
                                                                         (Unaudited)

Net asset value, beginning of period                                       $14.260      $13.460    $11.300     $12.990    $16.230

Income (loss) from investment operations:
Net investment income(3)                                                     0.120        0.498      0.473       0.422      0.914
Net realized and unrealized gain (loss) on investments                       2.292        0.765      2.162      (0.810)    (2.559)
                                                                           -------      -------    -------     -------    -------
Total from investment operations                                             2.412        1.263      2.635      (0.388)    (1.645)
                                                                           -------      -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                                       (0.289)      (0.463)    (0.475)     (0.627)    (0.775)
Net realized gain on investments                                            (0.423)          --         --      (0.675)    (0.820)
                                                                           -------      -------    -------     -------    -------
Total dividends and distributions                                           (0.712)      (0.463)    (0.475)     (1.302)    (1.595)
                                                                           -------      -------    -------     -------    -------

Net asset value, end of period                                             $15.960      $14.260    $13.460     $11.300    $12.990
                                                                           =======      =======    =======     =======    =======

Total return(4)                                                             17.37%        9.44%     23.92%      (3.43%)   (11.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $46,803      $29,423    $16,547      $13,575   $12,802
Ratio of expenses to average net assets                                      2.09%        2.04%      1.95%        1.95%     1.86%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                        2.09%        2.10%      2.15%        2.18%     2.02%
Ratio of net investment income to average net assets                         1.58%        3.39%      3.77%        3.43%     3.56%
Ratio of net investment income to average net asset
   prior to expense limitation and expenses paid indirectly                  1.58%        3.33%      3.57%        3.20%     3.40%
Portfolio turnover                                                             80%          61%        31%          48%       51%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                          Delaware REIT Fund Class C
                                                                         -----------------------------------------------------------
                                                                          Six Months                 Year               Period from
                                                                            Ended                   Ended               11/11/97(2)
                                                                          4/30/02(1)   10/31/01    10/31/00   10/31/99  to 10/31/98
                                                                         (Unaudited)

Net asset value, beginning of period                                       $14.260      $13.460    $11.300     $12.990    $16.230

Income (loss) from investment operations:
Net investment income(3)                                                     0.110        0.504      0.473       0.422      0.914
Net realized and unrealized (loss) on investments                            2.302        0.759      2.162      (0.810)    (2.559)
                                                                           -------      -------    -------     -------    -------
Total from investment operations                                             2.412        1.263      2.635      (0.388)    (1.645)
                                                                           -------      -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                                       (0.289)      (0.463)    (0.475)     (0.627)    (0.775)
Net realized gain on investments                                            (0.423)          --         --      (0.675)    (0.820)
                                                                           -------      -------    -------     -------    -------
Total dividends and distributions                                           (0.712)      (0.463)    (0.475)     (1.302)    (1.595)
                                                                           -------      -------    -------     -------    -------

Net asset value, end of period                                             $15.960      $14.260    $13.460     $11.300    $12.990
                                                                           =======      =======    =======     =======    =======

Total return(4)                                                             17.37%        9.44%     23.92%      (3.43%)   (11.31%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $28,852      $16,326     $8,513      $3,657     $2,435
Ratio of expenses to average net assets                                      2.09%        2.04%      1.95%       1.95%      1.86%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                        2.09%        2.10%      2.15%       2.18%      2.02%
Ratio of net investment income to average net assets                         1.58%        3.39%      3.77%       3.43%      3.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  1.58%        3.33%      3.57%       3.20%      3.40%
Portfolio turnover                                                             80%          61%        31%         48%        51%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware REIT Fund Institutional Class
                                                                         -----------------------------------------------------------
                                                                          Six Months                 Year               Period from
                                                                            Ended                   Ended               11/11/97(2)
                                                                          4/30/02(1)   10/31/01    10/31/00   10/31/99  to 10/31/98
                                                                         (Unaudited)

Net asset value, beginning of period                                       $14.280      $13.470    $11.310     $12.990    $16.230

Income (loss) from investment operations:
Net investment income(3)                                                     0.226        0.625      0.596       0.545      1.134
Net realized and unrealized (loss) on investments                            2.263        0.778      2.167      (0.807)    (2.659)
                                                                           -------      -------    -------     -------    -------
Total from investment operations                                             2.489        1.403      2.763      (0.262)    (1.525)
                                                                           -------      -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                                       (0.376)      (0.593)    (0.603)     (0.743)    (0.895)
Net realized gain on investments                                            (0.423)          --         --      (0.675)    (0.820)
                                                                           -------      -------    -------     -------    -------
Total dividends and distributions                                           (0.799)      (0.593)    (0.603)     (1.418)    (1.715)
                                                                           -------      -------    -------     -------    -------

Net asset value, end of period                                             $15.970      $14.280    $13.470     $11.310    $12.990
                                                                           =======      =======    =======     =======    =======

Total return(4)                                                             17.95%       10.51%     25.18%      (2.42%)   (10.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $4,047       $1,823     $2,013      $1,313     $1,504
Ratio of expenses to average net assets                                      1.09%        1.04%      0.95%       0.95%      0.86%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                        1.09%        1.10%      1.15%       1.18%      1.02%
Ratio of net investment income to average net assets                         2.58%        4.39%      4.77%       4.43%      4.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  2.58%        4.33%      4.57%       4.20%      4.40%
Portfolio turnover                                                             80%          61%        31%         48%        51%


(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware REIT Fund Portfolio Class
                                                                         -----------------------------------------------------------
                                                                          Six Months                 Year               Period from
                                                                            Ended                   Ended               11/11/97(2)
                                                                          4/30/02(1)   10/31/01    10/31/00   10/31/99  to 10/31/98
                                                                         (Unaudited)

Net asset value, beginning of period                                       $14.280      $13.470    $11.310     $12.990    $16.340

Income (loss) from investment operations:
Net investment income(3)                                                     0.226        0.625      0.596       0.545      1.134
Net realized and unrealized (loss) on investments                            2.263        0.778      2.167      (0.807)    (2.769)
                                                                           -------      -------    -------     -------    -------
Total from investment operations                                             2.489        1.403      2.763      (0.262)    (1.635)
                                                                           -------      -------    -------     -------    -------

Less dividends and distributions from:
Net investment income                                                       (0.376)      (0.593)    (0.603)     (0.743)    (0.895)
Net realized gain on investments                                            (0.423)          --         --      (0.675)    (0.820)
                                                                           -------      -------    -------     -------    -------
Total dividends and distributions                                           (0.799)      (0.593)    (0.603)     (1.418)    (1.715)
                                                                           -------      -------    -------     -------    -------

Net asset value, end of period                                             $15.970      $14.280    $13.470     $11.310    $12.990
                                                                           =======      =======    =======     =======    =======

Total return(4)                                                             17.95%       10.59%     25.09%      (2.42%)   (11.17%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                    $28,194      $29,000    $26,574     $21,580    $40,807
Ratio of expenses to average net assets                                      1.09%        1.04%      0.95%       0.95%      0.86%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly                        1.09%        1.10%      1.15%       1.18%      1.02%
Ratio of net investment income to average net assets                         2.58%        4.39%      4.77%       4.43%      4.56%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly                  2.58%        4.33%      4.57%       4.20%      4.40%
Portfolio turnover                                                             80%          61%        31%         48%        51%

(1)  Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information for the six months ended April 30, 2002, and the years ended October 31, 2001, 2000 and 1999.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

                                                      Delaware REIT Fund
Notes                                                 April 30, 2002 (Unaudited)
  to Financial Statements

The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or, the "Fund") is a series of Delaware Pooled Trust ("the Trust"), which is organized as a Delaware business trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,187 for the period ended April 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002 were approximately $355. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.15% of average daily net assets of the Fund through March 1, 2003. Prior to March 1, 2002, such expenses were limited to 1.10% of the average net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. The Board of Trustees has set the fee at an annual rate of 0.25% of the Class A shares' average daily net assets. No distribution expenses are paid by Institutional Class and The Real Estate Investment Trust Portfolio Class shares.

Notes                                                         Delaware REIT Fund
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

At April 30, 2002, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                              $130,848
  Dividend disbursing, transfer agent fees,
     accounting and other expenses payable to DSC                         56,771
  Other expenses payable to DMC and affiliates                            19,929

For the period ended April 30, 2002, DDLP earned $54,259 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the period ended April 30, 2002, the Fund made purchases of $110,482,828 and sales of $64,229,227 of investment securities other than U.S. government securities and short-term investments. At April 30, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2002, the cost of investments was $193,060,511.

At April 30, 2002, the net unrealized appreciation was $23,296,533 of which $24,353,027 related to unrealized appreciation of investments and $1,056,494 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the six months ended April 30, 2002 and the year ended October 31, 2001 were as follows:

                                                Six Months              Year
                                                  Ended                Ended
                                                 4/30/02              10/31/01
                                               ----------            ----------
Ordinary income                                $3,727,348            $4,178,900
Long-term capital gain                          4,407,721                    --
                                               ----------            ----------
Total                                          $8,135,069            $4,178,900

5. Capital Shares

Transactions in capital shares were as follows:

                                                Six Months              Year
                                                  Ended                Ended
                                                 4/30/02              10/31/01
                                               (Unaudited)
Shares sold:
   Class A                                      2,967,771             2,508,230
   Class B                                        947,072             1,452,977
   Class C                                        782,773               848,065
   Institutional Class                            154,563               104,694
   The Real Estate Investment
     Trust Portfolio Class                             --                    --

Shares issued upon reinvestment of dividends and distributions:

   Class A                                        222,673               107,598
   Class B                                         93,013                36,892
   Class C                                         54,151                21,079
   Institutional Class                              7,184                 5,664
   The Real Estate Investment
     Trust Portfolio Class                         74,035                57,168
                                                ---------             ---------
                                                5,303,235             5,142,367
                                                ---------             ---------

Shares repurchased:
   Class A                                       (643,973)           (1,213,260)
   Class B                                       (169,989)             (656,316)
   Class C                                       (173,578)             (356,996)
   Institutional Class                            (35,997)             (132,139)
   The Real Estate Investment
     Trust Portfolio Class                       (338,753)                   --
                                                ---------             ---------
                                               (1,362,290)           (2,358,711)
                                                ---------             ---------
Net increase                                    3,940,945             2,783,656
                                                =========             =========

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of April 30, 2002, or at any time during the period.

7. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group

(DIAL-Delaware International Advisers Ltd.)

Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)


Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund


Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government

Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund


Money Market

Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund


Municipal (National Tax-Exempt)

Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund


Municipal (State-Specific Tax-Exempt)

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-----------------------------------
A member of Lincoln Financial Group

This semiannual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees                           Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                            Investment Manager
Chairman                                    Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                        Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                        National Distributor
                                            Delaware Investments Family of Funds        Delaware Distributors, L.P.
David K. Downes                             Philadelphia, PA                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                         Shareholder Servicing,
Philadelphia, PA                            President and Chief Executive Officer       Dividend Disbursing and Transfer Agent
                                            Delaware Distributors, L.P.                 Delaware Service Company, Inc.
John H. Durham                              Philadelphia, PA                            2005 Market Street
Private Investor                                                                        Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                        For Shareholders
John A. Fry                                                                             800 523-1918
Executive Vice President
University of Pennsylvania                                                              For Securities Dealers and
Philadelphia, PA                                                                        Financial Institutions Representatives Only
                                                                                        800 362-7500
Anthony D. Knerr
Consultant                                                                              Web site
Anthony Knerr & Associates                                                              www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6094)                                                                                                           Printed in the USA
SA-095 [4/01]IVES 6/02                                                                                                        J8213